Prospectus - May 3, 1999
--------------------------------------------------------------------------------

The Funds
Aetna Ascent VP
Aetna Balanced VP, Inc.
Aetna Income Shares d/b/a Aetna Bond VP
Aetna Crossroads VP
Aetna Variable Fund d/b/a Aetna Growth and Income VP
Aetna Legacy VP
Aetna Variable Encore Fund d/b/a Aetna Money Market VP
Fidelity Variable Insurance Products Fund (VIP) Equity-Income Portfolio Fidelity Variable Insurance Products Fund (VIP) Growth Portfolio
Fidelity Variable Insurance Products Fund (VIP) Overseas Portfolio Fidelity Variable Insurance Products Fund II (VIP II) Contrafund Portfolio Janus Aspen Aggressive Growth Portfolio
Janus Aspen Balanced Portfolio
Janus Aspen Flexible Income Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Portfolio Partners MFS Emerging Equities Portfolio
Portfolio Partners MFS Research Growth Portfolio
Portfolio Partners MFS Value Equity Portfolio
Portfolio Partners Scudder International Growth Portfolio
Portfolio Partners T. Rowe Price Growth Equity Portfolio

The Contract. The contracts described in this prospectus are individual non-qualified deferred variable annuity contracts issued by Aetna Life Insurance and Annuity Company (the Company, we, us). They are intended to provide retirement benefits to individuals who either are not participating in a formal retirement plan or are participating in a formal retirement plan but want to supplement their benefits.

Why Reading this Prospectus Is Important. This prospectus contains facts about the contracts and investment options your should know before purchasing. Read this prospectus carefully. If you purchase a contract, retain this prospectus for future reference.

Table of Contents . . . page 3

Contract Design. The contracts described in this prospectus are designed to:

>Help you save for retirement while receiving beneficial tax treatment

>Offer a variety of investment options to help meet long-term financial goals

>Provide a death benefit to a beneficiary

>Provide future income payments for life or for a specified period

Getting Additional Information. You may obtain the May 3, 1999, Statement of Additional Information (SAI) about the separate account by indicating your request on your application or calling us at 1-800-531-4547. You may also obtain an SAI for any of the funds by calling that number. This prospectus, the SAI and other information about the separate account are posted on the Security and Exchange Commission (SEC) web site, http://www.sec.gov and may be obtained, free of charge, by contacting the SEC Public Reference Room at 202-942-8090. The SAI table of contents is listed on page 35 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different from that contained in this prospectus.

Investment Options. The contracts offer variable investment options and a fixed interest option. When we establish your account, you instruct us to direct your account dollars to any of the available investment options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in one of the mutual funds listed on this page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying mutual fund. You do not invest directly in or hold shares of the funds.

--------------------------------------------------------------------------------

Risks Associated with Investing in the Funds. The funds in which the subaccounts invest have various risks. Information about the risks of investing in the funds is located in the "Investment Option" section in this prospectus and in each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the prospectuses for future reference.

Fixed Interest Option.

>Fixed Account

Except as specifically mentioned, this prospectus describes only the variable investment options. However, we describe the Fixed Account in Appendix I of this prospectus.

These contracts are not deposits with, obligations of or guaranteed or endorsed by any bank, nor are they insured by the FDIC. The contracts are subject to investment risk, including the possible loss of the principal amount invested.

                          TABLE OF CONTENTS

 Contract Overview .........................................  4
 Contract Design
 Contract Facts
 Questions: Contacting the Company (sidebar)
 Sending Forms and Written Requests in Good Order (sidebar)
 Contract Phases: Accumulation Phase, Income Phase

Fee Table ..................................................  6
Condensed Financial Information ............................ 10
Investment Options ......................................... 10
Transfers .................................................. 11
Purchase and Rights ........................................ 12
Right to Cancel ............................................ 13
Fees ....................................................... 14
Your Account Value ......................................... 16
Withdrawals ................................................ 19
Systematic Distribution Options ............................ 20
Death Benefit .............................................. 21
The Income Phase ........................................... 23
Taxation ................................................... 27
Other Topics ............................................... 30

The Company -- Variable Annuity Account B -- Contract Distribution -- Payment
Delay or Suspension -- Performance Reporting -- Voting Rights -- Contract
Modification -- Transfer of Ownership; Assignment -- Legal Matters and
Proceedings -- Year 2000 Readiness

Contents of the Statement of Additional Information ......... 35
Appendix I -- Fixed Account ................................. 36
Appendix II -- Description of Underlying Funds .............. 37
Appendix III -- Condensed Financial Information ............. 49

[Begin Sidebar]

Questions: Contacting the Company. To answer your questions, contact your local representative or write or call our Home Office:

Aetna Retirement Services
Annuity Services
151 Farmington Avenue
Hartford, CT 06156-1277
1-800-525-4225

Sending Forms and Written Requests in Good Order.
If you are writing to change your beneficiary, request a withdrawal, or for any other purpose, contact your local representative or the Company to learn what information is required for the request to be in "good order." We can only act upon requests that are received in good order.

[End Sidebar]

Contract Overview

--------------------------------------------------------------------------------
The following summarizes contract information. Read each section of this prospectus for additional information.

--------------------------------------------------------------------------------
                                Contract Design

The contracts described in this prospectus are individual variable annuity contracts. They are intended as a retirement savings vehicle that defers taxes on investment earnings and offers a variety of investment options to help meet long-term financial goals.

--------------------------------------------------------------------------------
                                 Contract Facts

Free Look/Right to Cancel: You may cancel your contract within 10 days of receipt. See "Right to Cancel."

Death Benefit: Your beneficiary may receive a financial benefit in the event of your death prior to the income phase. Benefits during the income phase depend on the payment option selected. See "Death Benefit" and "The Income Phase."

Withdrawals: During the accumulation phase you may withdraw all or part of your account value. Certain fees, taxes and early withdrawal penalties may apply. See "Withdrawals."

Systematic Distribution Options: These are made available for you to receive periodic withdrawals from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

Fees: Certain fees and expenses are deducted from the value of your contract. See "Fee Table" and "Fees."

Taxation: The contracts are designed to help defer taxes on investment gains until retirement. Tax on investment gains will generally be due when you receive income payments or a distribution from the contract. Tax penalties may apply in some circumstances. See "Taxation."

--------------------------------------------------------------------------------
                              Contract Phases

I. The Accumulation Phase (accumulating dollars)


                        -------------
                         Payments to
                         Your Account
                        -------------

                            Step 1

        ---------------------------------------------

          Aetna Life Insurance and Annuity Company

        ---------------------------------------------

       a.                 Step 2                      b.
  -----------       ----------------------------------------------

    Fixed                          Variable Annuity
   Interest                            Account B
    Option

                             Variable Investment Options




                                   The Subaccounts
  -----------       ----------------------------------------------

                          A             B                Etc.

                    ----------------------------------------------

                            Step    3

                    ----------------------------------------------

                       Fund A            Fund B

                    --------------------------------

STEP 1: You provide Aetna Life Insurance and Annuity Company with your completed application and initial payment. We set up an account for you.

STEP 2: You direct us to invest your account dollars in any of the:
(a) Fixed Interest Option
(b) Variable Investment Options. (The variable investment options are the subaccounts of Variable Annuity Account B. Each one invests in a specific mutual fund.)

STEP 3: Each subaccount you select purchases shares of its assigned fund.

II. The Income Phase When you want to begin receiving income payments from the contract, you may select from the options available. The contract offers several payment options (see "The Income Phase.") In general, you may:

>Receive payments for a specified period of time or for life

>Receive payments monthly, quarterly, semi-annually or annually

>Select an option that provides a death benefit to beneficiaries

>Select fixed payments or payments that vary based on the performance of the variable investment options you select

[Begin Sidebar]

In This Section:

>Maximum Transaction Fees

>Maximum Fees Deducted from Investments in the Separate Account

>Fees Deducted by the Funds

>Hypothetical Examples

Also See "Fees" for:

>How, When and Why Fees are Deducted

>Reduction, Waiver and/or Elimination of Certain Fees

>Premium and Other Taxes

See "The Income Phase" for:

>Fees During the Income Phase

[End Sidebar]

Fee Table
--------------------------------------------------------------------------------
The tables and examples in this section show the fees that may affect your account value during the accumulation phase. See "The Income Phase" for fees that may apply after you begin receiving income payments under the contract. The fees shown below do not reflect any premium tax that may apply.

Maximum Transaction Fees
Early Withdrawal Charge. This charge is a percentage of the amount withdrawn.1

  Schedule A -- Installment Purchase Payment Contracts
--------------------------------------------------------
 Completed Payment Periods      Early Withdrawal Charge
-----------------------------   ------------------------
 Less than 5                               5%
 5 or more but less than 7                 4%
 7 or more but less than 9                 3%
 9 or more but less than 10                2%
 10 or more                                0%

   Schedule B -- Single Purchase Payment Contracts2
-------------------------------------------------------
 Completed Contract Years      Early Withdrawal Charge
----------------------------   ------------------------
 Less than 5                              5%
 5 or more but less than 6                4%
 6 or more but less than 7                3%
 7 or more but less than 8                2%
 8 or more but less than 9                1%
 9 or more                                0%

Annual Maintenance Fee................................................$20.00(3)

Maximum Fees Deducted from Investments in the Separate Account
(Daily deductions equal to the given percentage on an annual basis.)

Mortality and Expense Risk Charge......................................1.25%

Administrative Expense Charge..........................................0.00%(4)
                                                                      -----

Total Separate Account Expenses........................................1.25%
                                                                      =====

1 The total early withdrawal charge deducted will not exceed 8.5% of the total purchase payments made to a contract.

2 Schedule B also may apply to certain older contracts that accept more than one purchase payment. Check your contract to determine which early withdrawal charge schedule applies to you.

3 The annual maintenance fee is generally deducted only from installment purchase payment contracts. Under certain contracts, the annual maintenance fee may also be deducted upon full withdrawals. See "Fees--Annual Maintenance Fee."

4 We currently do not impose this charge, however, if allowed by your contract, we reserve the right to charge up to 0.25% annually. See
   "Fees--Administrative Expense Charge."

Fees Deducted by the Funds

Using this Information. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors impacting the share value, refer to the fund prospectus.

How Fees are Deducted. Fund fees are not deducted from account values. Instead, they are deducted from the value of the fund shares on a daily basis. Except as noted below, the following figures are a percentage of the average net assets of each fund, and are based on figures for the year ended December 31, 1998.

                              Fund Expense Table

                                                                                        Total Fund                  Net Fund
                                                                                          Annual                     Annual
                                                                                         Expenses                   Expenses
                                                                Investment                Without       Total        After
                                                                 Advisory      Other    Waivers or   Waivers and   Waivers or
                           Fund Name                              Fees(1)    Expenses   Reductions    Reductions   Reductions
-------------------------------------------------------------- ------------ ---------- ------------ ------------- -----------
Aetna Ascent VP(2)(3)                                             0.60%       0.15%       0.75%          0.00%        0.75%
Aetna Balanced VP, Inc.(3)                                        0.50%       0.09%       0.59%            --         0.59%
Aetna Bond VP(3)                                                  0.40%       0.10%       0.50%            --         0.50%
Aetna Crossroads VP(2)(3)                                         0.60%       0.15%       0.75%          0.00%        0.75%
Aetna Growth and Income VP(3)                                     0.50%       0.08%       0.58%            --         0.58%
Aetna Legacy VP(2)(3)                                             0.60%       0.16%       0.76%          0.00%        0.76%
Aetna Money Market VP(3)                                          0.25%       0.09%       0.34%            --         0.34%
Fidelity VIP Equity-Income Portfolio(4)                           0.49%       0.09%       0.58%          0.01%        0.57%
Fidelity VIP Growth Portfolio(4)                                  0.59%       0.09%       0.68%          0.02%        0.66%
Fidelity VIP Overseas Portfolio(4)                                0.74%       0.17%       0.91%          0.02%        0.89%
Fidelity VIP II Contrafund Portfolio(4)                           0.59%       0.11%       0.70%          0.04%        0.66%
Janus Aspen Aggressive Growth Portfolio(5)                        0.72%       0.03%       0.75%          0.00%        0.75%
Janus Aspen Balanced Portfolio(5)                                 0.72%       0.02%       0.74%          0.00%        0.74%
Janus Aspen Flexible Income Portfolio(5)                          0.65%       0.08%       0.73%          0.00%        0.73%
Janus Aspen Growth Portfolio(5)                                   0.72%       0.03%       0.75%          0.07%        0.68%
Janus Aspen Worldwide Growth Portfolio(5)                         0.67%       0.07%       0.74%          0.02%        0.72%
Portfolio Partners MFS Emerging Equities Portfolio(6)             0.68%       0.13%       0.81%          0.00%        0.83%
Portfolio Partners MFS Research Growth Portfolio(6)               0.70%       0.15%       0.85%            --         0.85%
Portfolio Partners MFS Value Equity Portfolio(6)                  0.65%       0.25%       0.90%            --         0.90%
Portfolio Partners Scudder International Growth Portfolio(6)      0.80%       0.20%       1.00%            --         1.00%
Portfolio Partners T. Rowe Price Growth Equity Portfolio(6)       0.60%       0.15%       0.75%            --         0.75%

Footnotes to the "Fund Expense Table"

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors.

(2) The investment adviser is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the portfolio's Total Fund Annual Expenses do not exceed the percentage reflected under Net Fund Annual Expenses After Waivers or Reductions.

(3) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.

(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. These credits are included under Total Waivers and Reductions.

(5) All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the Management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reduction until at least the next annual renewal of the advisory agreement.

(6) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above. For the Portfolio Partners MFS Emerging Equities Portfolio, the Total Fund Annual Expenses Without Waivers or Reductions for 1998 were less than the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column. Nevertheless, the investment adviser will waive fees and/or reimburse expenses if that portfolio's Total Fund Annual Expenses Without Waivers or Reductions for 1999 exceed the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column.

Hypothetical Examples

Account Fees You May Incur Over Time. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract, assuming a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses, the maximum mortality and expense risk charge of 1.25% annually and the maximum annual maintenance fee of $20 (converted to a percentage of assets equal to 0.013%). The total annual fund expenses used are those shown in the column "Total Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

> These examples are purely hypothetical
> They should not be considered a
  representation of past or future expenses or expected returns
> Actual expenses and/or returns may be
  more or less than those shown in these
  examples

                                                                           EXAMPLE A
                                                            ---------------------------------------
                                                              If you withdraw your entire account
                                                            value at the end of the periods shown,
                                                               you would pay the following fees,
                                                                including any applicable early
                                                                 withdrawal charge assessed:*
                                                            1 Year   3 Years   5 Years   10 Years
                                                            -------- --------- --------- ----------
Aetna Ascent VP                                                $65      $108      $153      $234
Aetna Balanced VP, Inc.                                        $64      $103      $144      $217
Aetna Bond VP                                                  $63      $100      $140      $208
Aetna Crossroads VP                                            $65      $108      $153      $234
Aetna Growth and Income VP                                     $64      $102      $144      $216
Aetna Legacy VP                                                $65      $108      $153      $235
Aetna Money Market VP                                          $61      $ 95      $131      $190
Fidelity VIP Equity-Income Portfolio                           $64      $102      $144      $216
Fidelity VIP Growth Portfolio                                  $65      $106      $149      $227
Fidelity VIP Overseas Portfolio                                $67      $113      $161      $251
Fidelity VIP II Contrafund Portfolio                           $65      $106      $150      $229
Janus Aspen Aggressive Growth Portfolio                        $65      $108      $153      $234
Janus Aspen Balanced Portfolio                                 $65      $107      $152      $233
Janus Aspen Flexible Income Portfolio                          $65      $107      $152      $232
Janus Aspen Growth Portfolio                                   $65      $108      $153      $234
Janus Aspen Worldwide Growth Portfolio                         $65      $107      $152      $233
Portfolio Partners MFS Emerging Equities Portfolio             $66      $110      $156      $240
Portfolio Partners MFS Research Growth Portfolio               $66      $111      $158      $244
Portfolio Partners MFS Value Equity Portfolio                  $67      $112      $160      $250
Portfolio Partners Scudder International Growth Portfolio      $68      $115      $165      $260
Portfolio Partners T. Rowe Price Growth Equity Portfolio       $65      $108      $153      $234

                                                                          EXAMPLE B
                                                            --------------------------------------
                                                               If you leave your entire account
                                                              value invested or if you select an
                                                              income phase payment option at the
                                                             end of the periods shown, you would
                                                               pay the following fees (no early
                                                              withdrawal charge is reflected):**
                                                            1 Year   3 Years   5 Years   10 Years
                                                            -------- --------- --------- ---------
Aetna Ascent VP                                                $20      $63       $108      $234
Aetna Balanced VP, Inc.                                        $19      $58       $100      $217
Aetna Bond VP                                                  $18      $56       $ 96      $208
Aetna Crossroads VP                                            $20      $63       $108      $234
Aetna Growth and Income VP                                     $19      $58       $100      $216
Aetna Legacy VP                                                $21      $63       $109      $235
Aetna Money Market VP                                          $16      $51       $ 87      $190
Fidelity VIP Equity-Income Portfolio                           $19      $58       $100      $216
Fidelity VIP Growth Portfolio                                  $20      $61       $105      $227
Fidelity VIP Overseas Portfolio                                $22      $68       $117      $251
Fidelity VIP II Contrafund Portfolio                           $20      $62       $106      $229
Janus Aspen Aggressive Growth Portfolio                        $20      $63       $108      $234
Janus Aspen Balanced Portfolio                                 $20      $63       $108      $233
Janus Aspen Flexible Income Portfolio                          $20      $63       $107      $232
Janus Aspen Growth Portfolio                                   $20      $63       $108      $234
Janus Aspen Worldwide Growth Portfolio                         $20      $63       $108      $233
Portfolio Partners MFS Emerging Equities Portfolio             $21      $65       $112      $240
Portfolio Partners MFS Research Growth Portfolio               $21      $66       $114      $244
Portfolio Partners MFS Value Equity Portfolio                  $22      $68       $116      $250
Portfolio Partners Scudder International Growth Portfolio      $23      $71       $121      $260
Portfolio Partners T. Rowe Price Growth Equity Portfolio       $20      $63       $108      $234

-----------------
 * This example reflects deductions of an early withdrawal charge calculated using the schedule applicable to Installment Purchase Payment Contracts. Under that schedule, if only one $1,000 payment was made as described above, fewer than five purchase payment periods would have been completed at the end of years 1, 3, and 5, and the 5% charge would apply. At the end of year 10 (regardless of the number of purchase payment periods completed) the early withdrawal charge is waived and no early withdrawal charge would apply.
** Example B will not apply during the income phase if you elect to receive payments under a nonlifetime variable payment option and subsequently request a lump sum withdrawal within 3 years after the payments start. In this circumstance, the lump sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge. (refer to Example A.)

Condensed Financial Information
--------------------------------------------------------------------------------
Understanding Condensed Financial Information. In Appendix III of this prospectus, we provide condensed financial information about Variable Annuity Account B (the separate account) subaccounts you may invest in through the contract. The numbers show the year end unit values of each subaccount over the past 10 years. For subaccounts that were not available 10 years ago, we give history from the date of first availability.

Investment Options
--------------------------------------------------------------------------------
The contract offers variable investment options and a fixed interest option.

Variable Interest Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account B (the separate account). Earnings on amounts invested in a subaccount will vary depending on the performance and fees of its underlying fund. You do not invest directly in or hold shares of the funds.

Fund Descriptions. We provide brief descriptions of the funds in Appendix II. Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Home Office at the address and phone number listed in "Contract Overview", or by contacting the SEC at its website, or by contacting the SEC Public Reference Room.

Fixed Interest Option. The Fixed Account offers fixed rates of return. For a description of the Fixed Account, see Appendix I.

Selecting Investment Options

o Choose options appropriate for you. Your Company representative can help you evaluate which investment options may be appropriate for your financial goals.
o Understand the risks associated with the options you choose. Some funds are considered riskier than others. Those funds with greater risks are expected to have values rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.
o Be informed. Read this prospectus, the fund prospectuses and Fixed Account appendix (Appendix I).

Limits on Availability of Options. Some funds and the fixed interest option may not be available through certain contracts or in some states. We may add, withdraw or substitute funds, subject to conditions in the contract and compliance with regulatory requirements.

Limits on the Number Investment Options You May Select. You may select no more than 18 investment options during the accumulation phase. Each subaccount you select and the Fixed Account counts as one option once you have made an allocation to it, even if you no longer have amounts allocated to that option.

Limits Imposed by the Underlying Funds. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of payments to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

Additional Risks of Investing in the Funds. (Mixed and Shared Funding)

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, is bought for variable life insurance contracts issued by us or other insurance companies.

>Shared--bought by more than one company

>Mixed--bought for annuities and life insurance

It is possible that a conflict of interest may arise due to mixed and/or shared funding, that could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the separate account subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's Board of Directors or Trustees will monitor events to identify any conflicts which might arise and to determine what action, if any, should be taken to address such conflicts.

Transfers
--------------------------------------------------------------------------------
During the accumulation phase, you may transfer amounts among the available subaccounts. Transfers from the Fixed Account may be restricted as outlined in Appendix I, and the total number of investment options that you may select during the accumulation period is limited (see "Investment Options -- Limits on the Number of Investment Options You May Select"). The minimum transfer amount is $500. You may establish automated transfers of account value. (See "Dollar Cost Averaging.") Transfers must be made in accordance with the terms of your contract. You may not make transfers once you enter the income phase. See
"The Income Phase."

Transfer Requests. Requests may be made in writing or by telephone.

Limits on Frequency of Transfers. The contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, individuals who use market-timing investment strategies and make frequent transfers should not purchase the contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders. Such restrictions could include: (1) Not accepting transfer instructions from an agent acting on behalf of more than one contract holder; and (2) Not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding fund is not accepted for any reason.

Charges for Transfers.  We currently do not charge for transfers.

Value of Your Transferred Dollars. The value of amounts transferred will be based upon the subaccount unit values next determined after we receive your transfer request in good order at our Home Office.

Telephone Transfers: Security Measures. To prevent fraudulent use of telephone transactions, we have established security procedures. These include recording calls on our toll-free telephone lines and requiring the use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone transactions. We are not liable for losses resulting from telephone instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

The Dollar Cost Averaging Program. Dollar cost averaging is an investment strategy whereby you purchase fixed dollar amounts of an investment at regular intervals, regardless of price. Under this program a fixed dollar amount is automatically transferred from one of your investment options to one or more of the subaccounts. Transfers from the Fixed Account under the dollar cost averaging program may be restricted. See Appendix I. Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. We do not charge for this service. For additional information about this program, contact your local representative or call the Company at the number listed in "Contract Overview -- Questions: Contacting the Company".

Purchase and Rights
--------------------------------------------------------------------------------

Contracts Available for Purchase

The contracts offered in connection with this prospectus are individual non-qualified deferred variable annuity contracts. They are designed to provide retirement benefits to individuals who either are not participating in formal retirement plans, or are participating in formal retirement plans but wish to personally supplement their benefits. The contracts may receive favorable tax treatment under federal income tax law.

Multiple Contracts

This contract may be combined with other annuity contracts purchased by you from us or our affiliates on or after October 21, 1988, for purposes of determining the taxable portion of payments from this contract. (See "Taxation.")

How to Purchase

>Complete the application and submit it along with your purchase payment to the Company.

>Two types of contracts are available.
 o Installment Purchase Payment contracts. Under these contracts, you make continuing periodic payments.
 o Single Purchase Payment contracts. Under these contracts you make a single payment to the contract or a lump sum transfer of amounts accumulated under a pre-existing annuity or retirement arrangement.

Payment Amounts

>The minimum payment for a single purchase payment contract is $5,000.

>Installment purchase payments must be at least $100 per month ($1,200 annually) and may not be less than $25 per payment.

Acceptance or Rejection of Your Application. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying payment(s) for five business days. Payments may be held for longer periods only with your consent, pending acceptance of the application. If the application is rejected, the application and any payments will be returned to you.

Allocation of Your Payments to the Investment Options. We will allocate your payments among the investment options you select. Allocations must be in whole percentages and there may be a limit on the number of investment options you may select. When selecting investment options review the "Investment Options" section and the prospectus of any fund you are considering.

Right to Cancel
--------------------------------------------------------------------------------
When and How to Cancel. You may cancel the contract within ten days of receipt (or as otherwise allowed by state law) by returning it to our Home Office along with a written notice of cancellation.

Refunds. We will issue you a refund within seven days of our receipt of your contract and written notice of cancellation. Your refund will equal the dollars you contributed to the contract plus any earnings or minus any losses attributable to those amounts allocated to the subaccounts, unless otherwise required by law.

[Begin Sidebar]

Types of Fees

There are four types of fees or deductions which may affect your account:

>Transaction Fees
 o Early Withdrawal Charge
 o Annual Maintenance Fee

>Fees Deducted from Investments in the Separate Account
 o Mortality and Expense
   Risk Charge
 o Administrative Expense
   Charge

>Fees Deducted by the Funds
 o Investment Advisory Fees
 o Other Expenses

>Premium and Other Taxes

Terms to Understand

>"Payment Period" (for installment purchase payment contracts)--The period of time it takes to complete the number of installment payments expected to be made to your account over a year. For example, if your payment frequency is monthly, a payment period is completed after 12 payments are made. If only 11 payments are made, the payment period is not completed until the twelfth payment is made. The number of payment periods completed cannot exceed the number of account years completed, regardless of the number of payments made.

>"Contract Year" (for single purchase payment contracts) --A 12 month period measured from the date we establish your account, or measured from any anniversary of that date.

[End Sidebar]

Fees
--------------------------------------------------------------------------------
The following repeats and adds to information provided under "Fee Table."
Please review both sections for information on fees.

Transaction Fees

Early Withdrawal Charge

Withdrawals of all or a portion of your account value may be subject to a charge.

Amount. The charge is a percentage of the amount that you withdraw. The percentage will be determined by the early withdrawal charge schedule that applies to your contract. The schedules are listed below and appear on your contract schedule page. The charge will never be more than 8.5% of your total payments to the contract.

Purpose. This charge reimburses us for some of the sales and administrative expenses associated with your contract. Our remaining sales and administrative expenses will be covered by our general assets which are attributable in part to the mortality and expense risk charge described below.

Early Withdrawal Charge Schedules

  Schedule A-- Installment Purchase Payment Contracts
--------------------------------------------------------
 Completed Payment Periods      Early Withdrawal Charge
-----------------------------   ------------------------
 Less than 5                               5%
 5 or more but less than 7                 4%
 7 or more but less than 9                 3%
 9 or more but less than 10                2%
 10 or more                                0%

    Schedule B--Single Purchase Payment Contracts*
-------------------------------------------------------
 Completed Contract Years      Early Withdrawal Charge
----------------------------   ------------------------
 Less than 5                              5%
 5 or more but less than 6                4%
 6 or more but less than 7                3%
 7 or more but less than 8                2%
 8 or more but less than 9                1%
 9 or more                                0%

* Schedule B also may apply to certain older contracts that accept more than one purchase payment. Check your contract to determine which early withdrawal charge schedule applies to you.

Waiver. The early withdrawal charge is waived if the amount withdrawn is due to one or more of the following:

>Used to provide payments during the income phase

>Paid because of your death

>Withdrawn under a systematic distribution option (See "Systematic Distribution
 Options")

>Withdrawn on or after the tenth anniversary of the effective date of an installment purchase payment contract

>Paid when your account value is $2,500 or less and no withdrawal has been taken from the account within the prior 12 months

>Withdrawn in part or in full from an installment purchase payment contract provided you are at least 591/2 and nine purchase payment periods have been completed

>Withdrawn in an amount of ten percent or less of your account value. This applies only to the first partial withdrawal in each calendar year and does not apply to full withdrawals or withdrawals under a systematic distribution option. The ten percent amount will be calculated using your account value as of the next valuation after your withdrawal request is received in good order at our Home Office. This also does not apply for contracts issued in the state of Washington.

Annual Maintenance Fee

Maximum Amount. $20.00 for installment purchase payment contracts. $0.00 for single purchase payment contracts.

When/How. Each year during the accumulation phase, we deduct this fee on your contract anniversary. It is also deducted upon a full withdrawal, to the extent permitted under state law. It is deducted on a pro rata basis from each subaccount and fixed interest option in which you have interest.

Purpose. This fee reimburses our administrative expenses related to establishing and maintaining your contract.

Fees Deducted From Investments in the Separate Account

Mortality and Expense Risk Charge

Maximum Amount. 1.25% annually of your account value invested in the subaccounts.

When/How. This fee is deducted daily from the subaccounts.

Purpose. This fee compensates us for the mortality and expense risks we assume under the contracts.

>The mortality risks are those risks associated with our promise to make lifetime payments based on annuity rates specified in the contract

>The expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge

If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this fee.

Administrative Expense Charge

Maximum Amount. $0.00. We currently do not impose this fee. We reserve the right, however, on 30 days' notice, if allowed by your contract, to charge up to .25% annually of your daily net assets invested in the subaccounts.

When/How. If imposed, we will deduct this fee daily from the subaccounts. This fee may be assessed during the accumulation phase and/or the income phase. If we are imposing this fee when you enter the income phase, the fee will apply to you during the entire income phase.

Purpose. This fee compensates us for administrative expenses that exceed the revenues from the maintenance fee described above. The fee is set at a level so as not to exceed the average expected cost of administering the contracts. We do not expect to make a profit from this fee.

Fees Deducted by the Funds

Maximum Amount. Each fund determines its own investment advisory fee and other expenses. For a list of fund fees see "Fee Table -- Fees Deducted by the Funds." The fees are described in more detail in each fund prospectus.

When/How. Fund fees are not deducted from your account. Instead, fund investment advisory fees and other expenses are reflected in the daily value of fund shares, which in turn will affect the daily value of the subaccounts.

Purpose. These amounts help to pay the fund's investment adviser and operating expenses.

Premium and Other Taxes

Amount. Several states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending on the jurisdiction.

When/How. We reserve the right to deduct premium taxes from your account value or from your payments to the contract at any time, but not before there is a tax liability under state law. Our current practice is to deduct premium taxes at the time of a full withdrawal or the commencement of income phase payments. We will not deduct any municipal premium tax of 1% or less, but we reserve the right to reflect this added expense in our annuity purchase rates for residents of such municipalities. In addition, we reserve the right to assess a charge for any federal taxes due against the separate account, See "Taxation."

Your Account Value
--------------------------------------------------------------------------------
During the accumulation phase, your account value at any given time equals:
>The current dollar value of amounts invested in the subaccounts, plus

>Account dollars directed to the Fixed Account, including interest to date

Subaccount Accumulation Units. When you select a fund as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account B subaccount corresponding to that fund. The subaccount invests directly in the fund's shares. The value of your interest in a subaccount is expressed as the number of accumulation units you hold multiplied by an "Accumulation Unit Value," as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge and the administrative expense charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

Valuation. We determine the AUV every normal business day after the close of the New York Stock Exchange. At that time, we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

>The net assets of the fund held by the subaccount as of the current valuation;
 minus

>The net assets of the fund held by the subaccount at the preceding valuation;
 plus or minus

>Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

>The total value of the subaccount's units at the preceding valuation; minus

>A daily deduction for the mortality and expense risk charge and the administrative expense charge (if any). See "Fees."

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration, assume that an investor contributes $5,000 to his account and directs us to invest $3,000 in Fund A and $2,000 in Fund B. After receiving the contribution and following the next close of business of the New York Stock Exchange, the applicable AUV's are $10 for Subaccount A and $25 for Subaccount B. The investor's account is credited with 300 accumulation units of Subaccount A, and 80 accumulation units of Subaccount B.

                         -----------------------------
                              $5,000 contribution
                         -----------------------------

                                   Step 1

              ------------------------------------------------------

                    Aetna Life Insurance and Annuity Company

              ------------------------------------------------------

                                   Step 2

                  ------------------------------------------------

                         Variable Annuity Account B

                  ------------------------------------------------

                   Subaccount A         Subaccount B         Etc.
                   300                  80
                   accumulation         accumulation
                   units                units





                  ------------------------------------------------


                                   Step 3


                       --------------   --------------

                           Fund A          Fund B

                       --------------   --------------

Step 1: An investor contributes $5000.

Step 2:

A. He directs us to invest $3,000 in Fund A. His dollars purchase 300 accumulation units of Subaccount A ($3,000 divided by the current $10 AUV).

B. He directs us to invest $2,000 in Fund B. His dollars purchase 80 accumulation units of Subaccount B ($2,000 divided by the current $25 AUV).

Step 3: The separate account then purchases shares of the applicable funds at the current market value (NAV).

The fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to vary on a daily basis.

Payments to Your Account. If all or a portion of initial payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of your application as described in "Purchase and Rights." Subsequent payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the payment or transfer request in good order. The value of subaccounts may vary day to day.

[Begin Sidebar]

Taxes, Fees and Deductions

Amounts withdrawn may be subject to one or more of the following:

>Early Withdrawal Charge (see "Fees--Early Withdrawal Charge")

>Annual Maintenance Fee (see "Fees--Annual Maintenance Fee")

>Tax Penalty (see "Taxation")

>Tax Withholding (see "Taxation")

To determine which may apply to you, refer to the appropriate sections of this prospectus, contact your local representative or call us at the number listed in "Contract Overview--Questions: Contacting the Company."

[End Sidebar]

Withdrawals
--------------------------------------------------------------------------------
Making a Withdrawal. You may withdraw all or a portion of your account value at any time during the accumulation phase.

Steps for Making A Withdrawal.

>Select the withdrawal amount

1) Full Withdrawal: You will receive, reduced by any required withholding tax, your account value minus any applicable early withdrawal charge and/or annual maintenance fee.

2) Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge.

>Select investment options. If you do not specify this, we will withdraw dollars proportionally from each of your investment options.

>Properly complete a disbursement form and send it to our Home Office.

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based upon your account value as of the next valuation after we receive a request for withdrawal in good order at our Home Office, or on such later date you specify on the disbursement form.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, the payment will be sent no later than seven calendar days following our receipt of your properly completed disbursement form in good order.

Reinvesting a Full Withdrawal. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinvest all or a portion of the withdrawal. We must receive the reinvested amounts within 60 days of the withdrawal. We will credit your account for the amount reinvested based upon the subaccount values next computed following our receipt of your request and the amount to be reinvested. We will credit the amount reinvested proportionally for annual maintenance fees and for early withdrawal charges imposed at the time of withdrawal. We will deduct from the amount reinvested any annual maintenance fee which fell due after the withdrawal and before the reinvestment. We will reinvest in the same investment options and proportions in place at the time of withdrawal. The reinvestment privilege may be used only once. Seek competent advice regarding the tax consequences associated with reinvestment.

[Begin Sidebar]

Features of a Systematic Distribution Option (SDO)

An SDO allows you to receive regular payments from your contract, without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase.

[End Sidebar]

Systematic Distribution Options
--------------------------------------------------------------------------------
The following Systematic Distribution Options (SDO's) are currently available:
>SWO--Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based on a payment method you select. Consider this option if you would like a periodic income while retaining investment flexibility for amounts accumulated in the account.

>Other SDOs We may add additional SDOs from time to time. You may obtain additional information relating to any of the SDOs from your local representative or by calling us at the number listed in "Contract Overview--
 Questions: Contacting the Company."

Eligibility for an SDO. To determine if you meet the age and account value criteria and to assess terms and conditions that may apply, contact your local representative or the Company at the number listed in "Contract Overview--
Question: Contacting the Company."

SDO Availability. If allowed by applicable law, we reserve the right to discontinue the availability of one or all of the SDOs for new elections at any time, and/or to change the terms of future elections.

Terminating an SDO. You may revoke an SDO at any time by submitting a written request to our Home Office. Once you revoke an option, you may not elect it again, nor may you elect any other SDO that may be available, unless you are allowed under the Internal Revenue Code of 1986, as amended (Tax Code).

Charges and Taxation. When you elect a SDO, your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" and "Fee Table" sections. Taking a withdrawal under a SDO may have tax consequences. If you are concerned about tax implications consult a tax advisor before electing an option.

[Begin Sidebar]

This section provides information about the accumulation phase. For death benefit information applicable to the income phase, see "The Income Phase".

[End Sidebar]

Death Benefit
--------------------------------------------------------------------------------
During the Accumulation Phase

Who Receives the Death Benefit? If you would like certain individuals or entities to receive a death benefit when it becomes payable, you may name them as your beneficiaries.

Designating Your Beneficiary. You may designate a beneficiary on your application or by contacting your local representative or calling us at the number listed in "Contract Overview--Questions: Contacting the Company."

When is a Death Benefit Payable? During the accumulation phase a death benefit is payable when you, the contract holder, die. Prior to the election of a payment method by the beneficiary, the account value will remain in the account and continue to be affected by the investment performance of the investment option(s) selected. The beneficiary will have the right to allocate or transfer amounts among available investment options. (Limitations may apply to transfers from the Fixed Account -- see Appendix I)

The Value of the Death Benefit. The death benefit will equal your account value as of the next time we value your account after the date on which we receive proof of death acceptable to us. Interest, if any, will be paid from the date of death at a rate no less than required by law.

Death Benefit--Methods of Payment

(For payment options during the income phase, see "The Income Phase.")

If you die during the accumulation phase of your contract, the following payment options are available to your beneficiary, if allowed by the Tax Code:

>Lump sum payment; or

>Payment in accordance with any of the available income phase payment plans
 (See "The Income Phase--Payment Plans")

The following options are also available, however, the Tax Code limits how long the death benefit proceeds may be left in these options:

>Leave the account value invested in the contract; or

>Leave the account value on deposit in the Company's general account, and receive monthly, quarterly, semi-annual or annual interest payments at the interest rate then being credited on such deposits. Your beneficiary can withdraw the balance on deposit at any time or request to receive payment in accordance with any of the available income phase payment plans (See "The Income Phase--Payment Plans").

Steps Required for Death Benefits to be Paid to Your Beneficiary:

1. You must have designated a beneficiary(ies) for your contract. You may do this on your application, by contacting your local representative or by calling the Company at the number listed in the "Contract Overview --
   Questions: Contacting the Company."

2. Your beneficiary or someone on their behalf must provide us with proof of your death acceptable to us; and

3. Your beneficiary must elect one of the payment options available under the Contract.

We will not pay any death proceeds until the beneficiary elects a method of payment.

We will mail payment to the beneficiary within seven days after we receive proof of death and an election of the method of payment acceptable to us.

Tax Penalties on Death Benefits

The Tax Code imposes time constraints on distribution of the death benefit. Your beneficiary(ies) may be subject to tax penalties if they do not begin receiving death benefit payments within time limitations imposed by the Tax Code. Regardless of the method of payment death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. See "Taxation."

[Begin Sidebar]

We may have used the following terms in prior prospectuses:

Annuity Phase--Income Phase

Annuity Option--Payment Option

Annuity Payment--Income Phase Payment

Annuitization--Initiating Income Phase Payments

[End Sidebar]

The Income Phase
--------------------------------------------------------------------------------
During the income phase you stop contributing dollars to the account and start receiving payments from your accumulated account value.

Initiating Payments. At least 30 days before the date you want to start receiving payments, you must notify us in writing of all of the following:

>Start date

>Payment option (see the payment options table in this section)

>Payment frequency (i.e. monthly, quarterly, semi-annually or annually)

>Choice of fixed or variable payments or a combination of fix and variable payments.

>Selection of an assumed net investment rate (only if variable payments are elected)

The account will continue in the accumulation phase until you properly initiate payments. Once a payment option is selected, it may not be changed.

What Affects Payment Amounts? Some of the factors that may affect payment amounts include your age, gender, account value, the payment option selected, number of guaranteed payments (if any) selected, and whether you select variable or fixed payments.

Fixed payments. Amounts funding fixed payments will be held in the Company's general account. Fixed payments do not vary over time.

Variable payments. Amounts funding your variable income payments will be invested in subaccount(s) you select. Currently, Aetna Balanced VP, Inc., Aetna Bond VP and Aetna Growth and Income VP are the only subaccounts available during the income phase. For variable payments, you must also select an assumed net investment rate.

You may also elect to have a portion of your payments be fixed (invested in the general account), and a portion variable (invested in available subaccounts). Once income phase payments begin, you may not make transfers among investment options.

Assumed Net Investment Rate. For variable payments, an assumed net investment rate must be selected. If you select a 5% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3-1/2% rate, your first payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon changes to the net investment rate of the subaccounts you selected. For more information about selecting an assumed net investment rate, call us for a copy of the SAI. See "Contracting Overview--Questions: Contacting the Company".

Minimum Payment Amounts. The payment option you select must provide:

>A first payment of at least $20, or

>Total yearly payments of at least $100

If your account value is insufficient to provide these minimum payments, you will receive a single lump sum payment.

Restrictions on Start Dates and the Duration of Payments. When payments start, the age of the annuitant plus the number of years for which payments are guaranteed may not exceed 95.

Charges Deducted. We make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable payments and a nonlifetime payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risks. We may also deduct a daily administrative charge from amounts held in the subaccounts. See "Fees."

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the payment option table below. If a lump sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for payment at our Home Office. If the continuing payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the option specifically allows that right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments we made after the date of death.

Partial Entry into the Income Phase. You may elect a payment option for a portion of your account dollars, while leaving the remaining portion invested in the accumulation phase. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; consult a tax advisor before electing this option. The same or a different payment option may be selected for the portion left invested in the accumulation phase.

Taxation. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting a payment option, the Tax Code requires that your expected payments will not exceed certain durations. See "Taxation" for additional information.

Payment Options

The following table lists the payment options and accompanying death benefits available during the income phase. We may offer additional payment options under the contract from time to time.

Once income phase payments begin, you may not change the payment option selected.

Terms to understand:

Annuitant: The person(s) on whose life expectancy(ies) the income phase payments are based.

Beneficiary: The person(s) or entity(ies) entitled to receive a death benefit payable under the contract.

                            Lifetime Payment Options

                   Length of Payments: For as long as the annuitant lives. It is possible that only one payment will be
Life Income        made if the annuitant dies prior to the second payment's due date.
                   Death Benefit--None: All payments end upon the annuitant's death.

                   Length of Payments: For as long as the annuitant lives, with payments guaranteed for your choice of 5, 10, 15 or 20 years (or as otherwise specified in the contract).
 Life Income--     Death Benefit--Payment to the Beneficiary: If the annuitant dies before we have made all the
 Guaranteed        guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal
 Payments          to the present value of the remaining guaranteed payments.

                   Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made if both annuitants die before the second payment's due date.
                   Continuing Payments:
                   (a) When you select this option you choose for 100%, 66-2/3% or 50% of the payment to continue
 Life Income--     to the surviving annuitant after the first death; or
 Two Lives         (b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50%
                   of the payment will continue to the second annuitant on the annuitant's death.
                   Death Benefit--None: All payments end upon the death of both annuitants.

                   Length of Payments: For as long as either annuitant lives, with payments guaranteed for a minimum of 120 months.
 Life Income --    Continuing Payments: 100% of the payment will continue to the surviving annuitant after the
 Two Lives with    first death.
 Guaranteed        Death Benefit--Payment to the Beneficiary: If both annuitants die before the guaranteed
 Payments          payments have been paid, we will pay the beneficiary a lump sum (unless otherwise requested)
                   equal to the present value of the remaining guaranteed payments.

                                 Table continued

                           Nonlifetime Payment Options

                                Length of Payment: You may select payments for 3-30 years. A lump sum payment may be requested at any time. (see below)
 Nonlifetime--                  Death Benefit -- Payment to the Beneficiary: If the annuitant dies before we make all the
 Guaranteed                     guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal
 Payments                       to the present value of the remaining guaranteed payments, and we will not impose an early withdrawal charge.


Lump Sum Payment: If the Nonlifetime -- Guaranteed Payments option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump sum. A lump sum elected before three years of payments have been completed will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. If the early withdrawal charge is based on completed purchase payment periods, each year that passes after income payments have begun is treated as a completed purchase payment period even though no additional purchase payments have been made. See "Fees -- Early Withdrawal Charge." We will send lump sum payments within seven calendar days after we receive the request for payment in good order at our Home Office.

Calculation of Lump Sum Payments: If a lump sum payment is available under the payment options above, the rate we use to calculate the present value for the remaining guaranteed payments is the same rate we used to calculate the income phase payments (i.e. the actual fixed rate used for the fixed payments or the 3-1/2% or 5% assumed net investment rate used for variable payments.

[Begin Sidebar]

In This Section:

> Introduction

> Contract Type

> Withdrawals and other Distributions

> Taxation of Distributions

> 10% Penalty Tax

> Withholding for Federal Income Tax Liability

> Minimum Distribution of Death Benefit Proceeds

> Taxation of Nonqualified Contracts

> Taxation of the Company

[End Sidebar]

Taxation
--------------------------------------------------------------------------------
Introduction

This section discusses our understanding of current federal income tax laws affecting the contract. Keep the following in mind:

> Your tax position (or the tax position of the beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract.

> Tax laws change. It is possible that a change in the future could affect contracts issued in the past.

> This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions.

> Do not make any guarantee about the tax treatment of the contract or transaction involving the contract.

> The term "payment" in this section refers to income phase payments.

We do not intend this information to be tax advice. Consult a tax adviser about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract.

Contract Type

The contracts are designed for use on a non-tax qualified basis as a nonqualified contract.

The Contract. You are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Consult legal counsel and a tax adviser regarding suitability of the contract.

Withdrawals and Other Distributions

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, income payments, rollovers, exchanges and death benefit proceeds.

We report the taxable portion of all distributions to the Internal Revenue Service (IRS).

Taxation of Distributions

Withdrawals and Annuity Payments. A full withdrawal of a nonqualified contract is taxable to the extent that the amount received exceeds the investment in the contract. A partial withdrawal is taxable to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. In other words, a partial withdrawal is treated first as a withdrawal of taxable earnings.

For income phase payments, a portion of each payment which represents the investment in the contract is not taxable. An exclusion ratio is calculated to determine the nontaxable portion.

For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total dollar amount of the expected payments as defined in Tax Code section 72(d). The entire annuity payment will be taxable once the recipient has recovered the investment in the contract.

For variable annuity payments, an equation is used to establish a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The entire annuity payment will be taxable once the recipient has recovered the investment in the contract.

All deferred nonqualified annuity contracts that are issued by the Company (or its affiliates) to the same contract holder during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code section 72(e) through the serial purchase of annuity contracts or otherwise.

Death Benefit Proceeds. In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% Penalty Tax

The Tax Code may impose a 10% penalty tax on the taxable portion of any distribution from a nonqualified contract unless one or more of the following have occurred:

>The taxpayer has attained age 59-1/2,

>The taxpayer has become totally and permanently disabled,

>The contract holder has died,

>The distribution is made in substantially equal periodic payments (at least annually) over the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and beneficiary, or

>The distribution is allocable to investment in the contract before August 14, 1982.

Withholding for Federal Income Tax Liability

Any distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status. Generally, you or a beneficiary may elect not to have tax withheld from distributions. If you or your beneficiary is a non-resident alien, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

Minimum Distribution of Death Benefit Proceeds

Death of Contract Holder. The following requirements apply to nonqualified contracts at the death of the contract holder. Different distribution requirements apply if you are the contract holder and your death occurs:

>After you begin receiving annuity payments under the contract, or

>Before you begin receiving such distributions.

If your death occurs after you begin receiving annuity payments, distribution to your beneficiary must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 1999, your entire balance must be distributed by August 31, 2004. However, if the distribution begins within one year of your death, then payments may be made in one of the following time-frames:

>Over the life of the beneficiary, or

>Over a period not extending beyond the life expectancy of the beneficiary.

Spousal Beneficiaries. If the beneficiary is your spouse, the contract may be continued with the surviving spouse as the new contract holder.

Death of the Annuitant. If the contract holder is a nonnatural person and the annuitant dies, the same rules apply as outlined above for death of a contract holder.

Taxation of Nonqualified Contracts

In General. Tax Code section 72 governs taxation of annuities in general. A contract holder under a nonqualified contract who is a natural person generally is not taxed on increases in the contract value until distribution occurs by withdrawing all or part of such value. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Holders of a Nonqualified Contract. If the contract holder is not a natural person, a nonqualified contract generally is not treated as an annuity for income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase over the year in the surrender value, adjusted for purchase payments made during the year, amounts previously distributed and amounts previously included in income. There are some exceptions to the rule and a non-natural person should consult a tax adviser prior to purchasing this contract. A non-natural person exempt from federal income taxes should consult a tax adviser regarding treatment of income on the contract for purposes of the unrelated business income tax. When the contract holder is not a natural person, a change in annuitant is treated as the death of the contract holder.

Taxation of Gains Prior to Distribution. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company reserves the right to modify the contract as necessary to attempt to prevent a contract holder from being considered the federal tax owner of a pro rata share of the assets of the separate account.

Diversification. Tax Code section 817(h) requires that in a nonqualified contract the investments of the funds be "adequately diversified" in accordance with Treasury Regulations in order for the contracts to qualify as annuity contracts under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affects how the funds' assets may be invested.

Transfers, Assignments or Exchanges of a Nonqualified Contract. A transfer of ownership of a nonqualified contract, the designation of an annuitant, payee or other beneficiary who is not also the contract holder, the selection of certain annuity dates, or the exchange of a contract may result in certain tax consequences. The assignment, pledge, or agreement to assign or pledge any portion of the contract value generally will be treated as a distribution. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a tax adviser regarding the potential tax effects of such a transaction.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Separate Account B is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company", but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your contract value invested in the subaccounts.

Other Topics
--------------------------------------------------------------------------------
The Company

Aetna Life Insurance and Annuity Company (the Company, we, us) issues the contracts described in this prospectus and is responsible for providing each contract's insurance and annuity benefits.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of Aetna, Inc. Through a merger our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).

We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:
            151 Farmington Avenue
            Hartford Connecticut 06156

Variable Annuity Account B

We established Variable Annuity Account B (the "separate account") in 1976 as a segregated asset account to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the "'40 Act"). It also meets the definition of "separate account" under the federal securities laws.

The separate account is divided into "subaccounts." The subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contracts are obligations of the Company.

Contract Distribution

We will serve as the principal underwriter for the securities sold by this prospectus. We are registered as a broker-dealer with the SEC and a member of the National Association of Securities Dealers, Inc.

As principal underwriter, we will enter into arrangements with one or more registered broker-dealers, including at least one affiliate of the Company, to offer and sell the contracts described in this prospectus. We may also enter into these arrangements with banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934 pursuant to legal and regulatory exceptions. In this prospectus, we refer to the registered broker-dealers and the banks described above as "distributors."

We and one or more of our affiliates may also sell the contracts directly. All individuals offering and selling the contracts must be registered representatives of a broker-dealer, or employees of a bank exempt from registration under the Securities Act of 1934, and must be licensed as insurance agents to sell variable annuity contracts.

Payment of Commissions. We pay commissions to persons who offer and sell the contracts. The maximum percentage amount we ever pay with respect to a given purchase payment is the first-year percentage which ranges from 1% to 7-1/2% of the first year of payments to an account. We may also pay renewal commissions on payments made after the first year and asset-based service fees. The average of all commissions and asset-based service fees paid is estimated to equal approximately 3% of the total payments made over the life of an average contract. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, any such compensation will be paid in accordance with NASD rules. In addition, we may provide additional compensation to the Company's supervisory and other management personnel if the overall amount of investments in funds advised by the Company or its affiliates increases over time.

We may also reimburse the distributor for certain expenses. The name of the distributor and the registered representative responsible for your account are stated in your application. Commissions and sales related expenses are paid by us and are not deducted from payments to your account.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances:

>On any valuation date when the New York Stock Exchange is closed (except customary holiday or weekend closings) or when trading on the New York Stock Exchange is restricted

>When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount's assets

>During any other periods the SEC permits for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Performance Reporting

We may advertise different types of historical performance for the subaccounts including:

>Standardized average annual total returns

>Non-standardized average annual total returns

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising you may request a Statement of Additional Information at the number listed in "Contract Overview -- Questions: Contacting the Company".

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in each subaccount over the most recent one, five and 10-year periods. If the investment was not available for the full period, we give a history from the date investments were first received in that option under the separate account. We include all recurring charges during each period (including mortality and expense risk charges, annual maintenance fees, administrative expense charges (if any) and any applicable early withdrawal charges).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we do not include the deduction of any applicable early withdrawal charge. Some non-standardized returns may also exclude the effect of an annual maintenance fee. If we reflected these charges in the calculation it would decrease the level of performance reflected by the calculation. Non-standardized returns may include performance from the fund's inception date, if that date is earlier than the one we use for standardized returns.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the separate account. We will vote shares for which we receive no instructions in the same proportion as those for which we receive instructions. You will receive periodic reports relating to the funds in which you have an interest as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before any special meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

>During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.

>During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

Contract Modification

We may change the contract as required by federal or state law. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Transfer of Ownership: Assignment

We will accept assignments or transfers of ownership where such assignments are not prohibited, with proper notification. The date of such assignment or transfer of ownership will be the date we receive the notification at our Home Office. An assignment or transfer of ownership may have tax consequences; consult with a tax adviser before assigning or transferring ownership of the contract.

An assignment of a contract will only be binding on the Company if it is made in writing and sent to us at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. Your rights and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

Legal Matters and Proceedings

We are aware of no material legal proceedings pending which involve the separate account or the Company as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

Year 2000 Readiness

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent upon computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology (IT) systems and imbedded systems Year 2000 ready. The plan for IT systems covers five stages including
(i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed by year end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the separate account.

The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, broker-dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the separate account, including, without limitation, its operation or the valuation of its assets and units.

Contents of the Statement of Additional Information
--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. The following is a list of the contents of the SAI.

General Information and History

Variable Annuity Account B

Offering and Purchase of Contract

Performance Data

  General

  Average Annual Total Return Quotations

Income Phase Payments

Sales Material and Advertising

Independent Auditors

Financial Statements of the Separate Account

Financial Statements of Aetna Life Insurance and Annuity Company and Subsidiary

You may request an SAI by calling the Home Office at the number listed in "Contract Overview --Questions: Contacting the Company."

                                  Appendix I
                                 Fixed Account
--------------------------------------------------------------------------------
The Fixed Account is an investment option available during the accumulation phase of the contract.

     Additional information about this option may be found in the contract.

Amounts allocated to the Fixed Account are held in the Company's general account which supports insurance and annuity obligations.

General Disclosure. Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. The SEC has not reviewed disclosure in this Appendix regarding the Fixed Account.

Interest Rates. The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. Amounts applied to the Fixed Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account will receive a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Withdrawals. Under certain emergency conditions, some contracts allow us to defer payment of any withdrawal for period of up to 6 months or as provided by federal law.

Charges. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks. We consider these risks when determining the credited rate.

If you make a withdrawal from amounts in the Fixed Account, an early withdrawal charge may apply. See "Fees."

Transfers. During the accumulation phase, you may transfer account dollars from the Fixed Account to any other available investment option once during each calendar year. We may vary the dollar amount that you are allowed to transfer, but it will never be less than 10% of your account value held in the Fixed Account.

By notifying the Home Office at least 30 days before income payments begin you may elect to have amounts transferred to one or more of the funds available during the income phase to provide variable payments.

                                  Appendix II
                        Description of Underlying Funds
--------------------------------------------------------------------------------
The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.

Aetna Balanced VP, Inc.

Investment Objective

Seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.

Policies

Under normal market conditions, allocates assets among the following asset classes: 1) equities such as common and preferred stocks; and 2) debt such as bonds, mortgage-related and other asset-backed securities, and U.S. Government securities. Typically maintains approximately 60% of total assets in equities and 40% of total assets in debt (including money market instruments), although those percentages may vary from time to time.

Risks

Principal risks are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the investment adviser's skill in allocating fund assets between equities and debt and in choosing investments within those categories. Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. Values of high-yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Income Shares d/b/a Aetna Bond VP

Investment Objective

Seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Policies

Under normal market conditions, invests at least 65% of total assets in high-grade corporate bonds, mortgage-related and other asset-backed securities, and securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. High-grade securities are rated at least A by Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's), or if unrated, considered by the investment adviser to be of comparable quality. May also invest up to 15% of total assets in high-yield bonds, and up to 25% of total assets in foreign debt securities.

Risks

Principal risks are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities have additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Fund d/b/a Aetna Growth and Income VP

Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Policies

Under normal market conditions, invests at least 65% of total assets in common stocks that the investment adviser believes have significant potential for capital or income growth. Tends to emphasize stocks of larger companies. Also invests assets across other asset classes (including stocks of small and medium-sized companies, international stock, real estate securities and fixed income securities).

Risks

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the fund's strategy also depends significantly on the investment adviser's skill in allocating assets and in choosing investments within each asset class. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks. Although the investment adviser emphasizes large cap stocks, the fund is more diversified across asset classes than most other funds with a similar investment objective. Therefore, it may not perform as well as those funds when large cap stocks are in favor.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Encore Fund d/b/a Aetna Money Market VP

Investment Objective

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Policies

Invests only in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper, asset-backed securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the investment adviser to be of comparable quality. Maintains a dollar-weighted average portfolio maturity of 90 days or less.

Risks

It is possible to lose money by investing in the fund. There is no guaranty the fund will achieve its investment objective. Shares of the fund are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency.

A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of the fund's shares.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Generation Portfolios, Inc.--Aetna Ascent VP

Investment Objective

Seeks to provide capital appreciation.

Policies

Designed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities, and money market instruments. The investment adviser has instituted both a benchmark percentage allocation and a fund level range allocation for each asset class. Asset allocation may vary from the benchmark allocation (within the permissible range) based on the investment adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. May invest up to 15% of total assets in high-yield bonds.

The benchmark portfolio is 80% equities and 20% fixed income under neutral market conditions.

Risks

The success of the fund's strategy depends significantly on the investment adviser's skill in choosing investments and in allocating assets among the different investment classes. Principal risks are those generally attributable to stock and bond investing. For stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile. Risks associated with real estate securities include periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate. For bonds, generally, when interest rates rise, bond prices fall. Economic and market conditions may cause issuers to default or go bankrupt. Values of high-yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities have additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Generation Portfolios, Inc.--Aetna Crossroads VP

Investment Objective

Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Policies

Designed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding ten years and who have a moderate level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities, and money market instruments. The investment adviser has instituted both a benchmark percentage allocation and a fund level range allocation for each asset class. Asset allocation may vary from the benchmark allocation (within the

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permissible range) based on the investment adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. May invest up to 15% of total assets in high-yield bonds.

The benchmark portfolio is 60% equities and 40% fixed income under neutral market conditions.

Risks

The success of the fund's strategy depends significantly on the investment adviser's skill in choosing investments and in allocating assets among the different investment classes. Principal risks are those generally attributable to stock and bond investing. For stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile. Risks associated with real estate securities include periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate. For bonds, generally, when interest rates rise, bond prices fall. Economic and market conditions may cause issuers to default or go bankrupt. Values of high-yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities have additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Generation Portfolios, Inc.--Aetna Legacy VP

Investment Objective

Seeks to provide total return consistent with preservation of capital.

Policies

Designed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding five years and who have a low level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities, and money market instruments. The investment adviser has instituted both a benchmark percentage allocation and a fund level range allocation for each asset class. Asset allocation may vary from the benchmark allocation (within the permissible range) based on the investment adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. May invest up to 15% of total assets in high-yield bonds.

The benchmark portfolio is 40% equities and 60% fixed income under neutral market conditions.

Risks

The success of the fund's strategy depends significantly on the investment adviser's skill in choosing investments and in allocating assets among the different investment classes. Principal risks are those generally attributable to stock and bond investing. For stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile. Risks associated with real estate securities include periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate. For bonds, generally, when interest rates rise, bond prices fall. Economic and market conditions may cause issuers to default or go bankrupt. Values of high-yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities have additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Investment Adviser: Aeltus Investment Management, Inc.

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Fidelity Variable Insurance Products Fund--Equity-Income Portfolio

Investment Objective

Seeks reasonable income. Also considers the potential for capital appreciation. Seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

Policies

Normally invests at least 65% of total assets in income-producing equity securities. May also invest in other types of equity securities and debt securities, including lower-quality debt securities. May invest in securities of both foreign and domestic issuers. Emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices, or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks may not ever realize their full value.

Investment Adviser: Fidelity Management & Research Company

Fidelity Variable Insurance Products Fund--Growth Portfolio

Investment Objective

Seeks capital appreciation.

Policies

Normally invests primarily in common stocks of companies the investment adviser believes have above-average growth potential. Companies with high growth potential tend to be companies with higher than average price/ earning (P/E) ratios and are often called "growth" stocks. May invest in securities of both foreign and domestic issuers. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices, or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments. "Growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Investment Adviser: Fidelity Management & Research Company

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Fidelity Variable Insurance Products Fund--Overseas Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

Normally invests at least 65% of total assets in foreign securities, primarily in common stocks. Investments are allocated across countries and regions, with consideration given to the size of the market in each country and region relative to the size of the international market as a whole. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments.

Investment Adviser: Fidelity Management & Research Company

Fidelity Variable Insurance Products Fund II--Contrafund Portfolio

Investment Objective

Seeks long-term capital appreciation.

Policies

Normally invests primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public. May invest in securities of both foreign and domestic issuers. May tend to buy "growth" stocks or "value" stocks, or a combination of both types. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices, interest rates or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments. "Growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks may not ever realize their full value.

Investment Adviser: Fidelity Management & Research Company

Janus Aspen Series--Aggressive Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

A nondiversified portfolio that invests primarily in common stocks selected for their growth potential and normally invests at least 50 percent of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the Standard and Poor's (S&P) MidCap 400 Index. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. In addition, a nondiversified portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a nondiversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Balanced Portfolio

Investment Objective

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Policies

Normally invests 40-60 percent of its assets in securities selected primarily for their growth potential and 40-60 percent of its assets in securities selected primarily for their income potential. Will normally invest at least 25 percent of its assets in fixed-income securities. Assets may shift between the growth and income components of the Portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest a significant portion of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The income component of the Portfolio's holdings includes fixed-income securities which generally will decrease in value when interest rates rise. Another risk associated with fixed-income securities is the risk that an issuer of a bond will be unable to make principal and interest payments when due (i.e. credit risk). Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more susceptible to credit risk. They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Flexible Income Portfolio

Investment Objective

Seeks to obtain maximum total return, consistent with the preservation of capital.

Policies

Invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. Will invest at least 80 percent of its assets in income-producing securities. May own an unlimited amount of high-yield/high-risk securities ("junk bonds") which may be a big part of the portfolio. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks or decreased value due to interest rate increases. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Growth Portfolio

Investment Objective

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Policies

Generally invests primarily in common stocks of larger, more established companies selected for their growth potential, although it can invest in companies of any size. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/ high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Worldwide Growth Portfolio

Investment Objective

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Policies

Invests primarily in common stocks of companies of any size throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country. May hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/ high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Portfolio Partners MFS Emerging Equities Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

Invests, under normal market conditions, at least 80% of total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies believed to be either early in their life cycle but which have the potential to become major enterprises, or major enterprises whose rates of earnings growth are expected to accelerate. Investments may include securities traded in the over-the-counter markets.

May also invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

Risks

Investment in the portfolio is subject to the following risks:
o Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.
o Emerging Growth Risk: The portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.
o Over the Counter Risk: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.
o Foreign Markets Risk: Investment in foreign securities involves risks related to political, social and economic developments abroad. These risks result from differences between the regulations to which U.S. and foreign issuers and Markets are subject.

o Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Massachusetts Financial Services Company

Portfolio Partners MFS Research Growth Portfolio

Investment Objective

Seeks long-term growth of capital and future income.

Policies

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. May invest in companies of any size. Investments may also include securities traded on securities exchanges or in the over-the-counter markets.

May invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

Risks

Investment in the portfolio is subject to the following risks:
o Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.
o Over-the-Counter Risk: Equity securities that are traded over-the-counter may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.
o Foreign Markets Risk: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
o Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Massachusetts Financial Services Company

Portfolio Partners MFS Value Equity Portfolio

Investment Objectives

Seeks capital appreciation

Policies

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Investments may include securities traded in the over-the-counter markets.

May invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Also may invest in debt securities issued by both U.S. and foreign companies, including non-investment grade debt securities.

Risks

Investment in the portfolio is subject to the following risks:
o Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.
o Over the Counter Risk: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.
o Foreign Markets Risk: The portfolio's investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investment in foreign securities, and also have additional risks.
o Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.
o Interest Rate Risk: The portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of debt securities held by the portfolio will decline.
o Credit Risk: The portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities are more likely to have difficulty making timely payments of interest or principal.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Massachusetts Financial Services Company

Portfolio Partners Scudder International Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

Invests primarily (at least 65% of total assets) in the equity securities of foreign companies believed to have high growth potential. Normally invests in securities of at least three different countries other than the U.S. Focuses on issuers located primarily in Europe, Latin America, and the emerging markets of the Pacific Basis and Japan, but also may invest in select issues from elsewhere outside the U.S. Will invest in securities in both developed and developing markets. Seeks to invest in those companies believed to be best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly developing business franchises, strong financial positions, and high quality management capable of defining and implementing strategies to take advantage of local, regional or global markets.

Also may invest in debt securities issued by both U.S. and foreign companies, including non-investment grade debt securities.

Risks

Investment in the portfolio is subject to the following risks:

o Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.
o Foreign Markets Risk: The portfolio's investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
o Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.
o Emerging Growth Risk: The portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.
o Interest Rate Risk: The portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of debt securities held by the portfolio will decline.
o Credit Risk: The portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities are more likely to have difficulty making timely payments of interest or principal.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Scudder Kemper Investments, Inc.

Portfolio Partners T. Rowe Price Growth Equity Portfolio

Investment Objective

Seeks long-term capital growth, and, secondarily, increasing dividend income.

Policies

Invests primarily (at least 65% of total assets) in the common stocks of a diversified group of growth companies. The subadviser seeks companies with a lucrative niche in the economy that it believes will give them the ability to sustain earnings momentum even during times of slow economic growth. The subadviser believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

May invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

Risks

Investment in the portfolio is subject to the following risks:
o Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.
o Foreign Markets Risk: The portfolio's investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
o Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser: T. Rowe Price Associates, Inc.

                                 Appendix III
                        Condensed Financial Information
--------------------------------------------------------------------------------
                                    TABLE I

           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.25%
   (Selected data for accumulation units outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The condensed financial information presented below for each of the periods in the ten-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

                                     1998          1997           1996              1995
                                ------------- -------------- -------------- -------------------
AETNA ASCENT VP
Value at beginning of period     $    15.392   $     12.999   $     10.652      $   10.000(1)
Value at end of period           $    15.855   $     15.392   $     12.999      $   10.652
Number of accumulation units
 outstanding at end of period        274,115        317,579         99,589          16,791
AETNA BALANCED VP, INC.
Value at beginning of period     $    18.989   $     15.698   $     13.803      $   10.971
Value at end of period           $    21.929   $     18.989   $     15.698      $   13.803
Number of accumulation units
 outstanding at end of period      2,929,720      3,174,738      3,885,730       6,430,772
AETNA BOND VP
Value at beginning of period     $    13.361   $     12.493   $     12.212      $   10.457
Value at end of period           $    14.270   $     13.361   $     12.493      $   12.212
Number of accumulation units
 outstanding at end of period      1,129,589      1,168,988      1,947,629       4,853,662
AETNA CROSSROADS VP
Value at beginning of period     $    14.432   $     12.430   $     10.594      $   10.000(1)
Value at end of period           $    15.095   $     14.432   $     12.430      $   10.594
Number of accumulation units
 outstanding at end of period        218,649        175,559         74,128          16,953
AETNA GROWTH AND
INCOME VP
Value at beginning of period     $    22.028   $     17.173   $     13.972      $   10.698
Value at end of period           $    24.907   $     22.028   $     17.173      $   13.972
Number of accumulation units
 outstanding at end of period      9,491,619     10,689,845     15,372,944      30,554,957
AETNA LEGACY VP
Value at beginning of period     $    13.317   $     11.776   $     10.443      $   10.000(1)
Value at end of period           $    14.064   $     13.317   $     11.776      $   10.443
Number of accumulation units
 outstanding at end of period        197,742        133,741         25,977           2,222
AETNA MONEY MARKET VP
Value at beginning of period     $    11.930   $     11.453   $     11.007      $   10.509
Value at end of period           $    12.425   $     11.930   $     11.453      $   11.007
Number of accumulation units
 outstanding at end of period      1,146,661        974,714      1,984,269       4,354,272
FIDELITY VIP
EQUITY-INCOME
PORTFOLIO
Value at beginning of period     $    15.784   $     12.475   $     11.054      $   10.000(1)
Value at end of period           $    17.400   $     15.784   $     12.475      $   11.054
Number of accumulation units
 outstanding at end of period        298,921        328,562        208,072         294,244
FIDELITY VIP GROWTH
 PORTFOLIO
Value at beginning of period     $    13.904   $     11.402   $     10.066      $   10.000(1)
Value at end of period           $    19.155   $     13.904   $     11.402      $   10.066
Number of accumulation units
 outstanding at end of period        324,558        229,060        199,720         288,576
FIDELITY VIP OVERSEAS
PORTFOLIO
Value at beginning of period     $    12.381   $     11.238   $     10.052      $   10.000(1)
Value at end of period           $    13.786   $     12.381   $     11.238      $   10.052
Number of accumulation units
 outstanding at end of period         54,226         51,780         38,994          33,813
FIDELITY VIP II
CONTRAFUND
PORTFOLIO
Value at beginning of period     $    15.374   $     12.540   $     10.468      $   10.000(1)
Value at end of period           $    19.735   $     15.374   $     12.540      $   10.468
Number of accumulation units
 outstanding at end of period        488,102        465,699        273,189         379,862

                                     1994         1993          1992            1991        1990          1989
                                -------------- ---------- ---------------- ------------- ---------- ----------------
AETNA ASCENT VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA BALANCED VP, INC.
Value at beginning of period     $     11.164   $ 10.286     $  12.717(2)   $    10.882  $10.423       $  10.000(3)
Value at end of period           $     10.971   $ 11.164     $  10.286      $    12.717  $10.882       $  10.423
Number of accumulation units
 outstanding at end of period       3,541,703    318,711         6,537        1,324,822  984,798         639,219
AETNA BOND VP
Value at beginning of period     $     11.006   $ 10.160     $  37.815(4)   $    32.066  $29.752       $  26.291
Value at end of period           $     10.457   $ 11.006     $  10.160      $    37.815  $32.066       $  29.752
Number of accumulation units
 outstanding at end of period       1,988,960    166,913         4,196          427,893  358,454         366,176
AETNA CROSSROADS VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA GROWTH AND
INCOME VP
Value at beginning of period     $     10.940   $ 10.378     $  84.249(5)   $    67.496  $66.174       $  51.900
Value at end of period           $     10.698   $ 10.940     $  10.378      $    84.249  $67.496       $  66.174
Number of accumulation units
 outstanding at end of period      11,117,383    879,670         3,107          908,777  810,126         831,547
AETNA LEGACY VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA MONEY MARKET VP
Value at beginning of period     $     10.223   $ 10.031     $  34.122(6)   $    32.431  $30.285       $  28.029
Value at end of period           $     10.509   $ 10.223     $  10.031      $    34.122  $32.431       $  30.285
Number of accumulation units
 outstanding at end of period       1,822,449     90,782         2,808          548,425  722,438         653,619
FIDELITY VIP
EQUITY-INCOME
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
FIDELITY VIP GROWTH
 PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
FIDELITY VIP OVERSEAS
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
FIDELITY VIP II
CONTRAFUND
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

--------------------------------------------------------------------------------

                                     1998           1997          1996
                                ------------- ---------------- ----------
JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period     $    15.410     $  13.850      $ 12.992
Value at end of period           $    20.433     $  15.410      $ 13.850
Number of accumulation units
 outstanding at end of period        512,154       469,230       590,904
JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period     $    14.990     $  12.431      $ 10.835
Value at end of period           $    19.880     $  14.990      $ 12.431
Number of accumulation units
 outstanding at end of period        334,508       193,429        74,184
JANUS ASPEN FLEXIBLE
INCOME PORTFOLIO
Value at beginning of period     $    14.393     $  13.040      $ 12.094
Value at end of period           $    15.509     $  14.393      $ 13.040
Number of accumulation units
 outstanding at end of period         85,517       109,812        96,128
JANUS ASPEN GROWTH
PORTFOLIO
Value at beginning of period     $    15.414     $  12.716      $ 10.870
Value at end of period           $    20.651     $  15.414      $ 12.716
Number of accumulation units
 outstanding at end of period        217,310       179,226       132,465
JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period     $    16.745     $  13.880      $ 10.893
Value at end of period           $    21.320     $  16.745      $ 13.880
Number of accumulation units
 outstanding at end of period      1,069,704       953,522       520,275
PORTFOLIO PARTNERS
MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period     $    15.219     $  15.411(8)
Value at end of period           $    19.489     $  15.219
Number of accumulation units
 outstanding at end of period        695,813       742,913
PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period     $    12.744     $  12.995(8)
Value at end of period           $    15.481     $  12.744
Number of accumulation units
 outstanding at end of period        605,271       664,979
PORTFOLIO PARTNERS
MFS VALUE EQUITY
PORTFOLIO
Value at beginning of period     $    21.343     $  21.038(8)
Value at end of period           $    26.713     $  21.343
Number of accumulation units
 outstanding at end of period        303,746       296,540
PORTFOLIO PARTNERS
SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period     $    17.903     $  17.682(8)
Value at end of period           $    21.057     $  17.903
Number of accumulation units
 outstanding at end of period        360,392       411,600
PORTFOLIO PARTNERS T.
ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period     $    14.400     $  14.112(8)
Value at end of period           $    18.146     $  14.400
Number of accumulation units
 outstanding at end of period        287,914       231,297

                                      1995             1994        1993   1992   1991   1990   1989
                                ---------------- ---------------- ------ ------ ------ ------ -----
JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period       $  10.319        $  10.000(7)
Value at end of period             $  12.992        $  10.319
Number of accumulation units
 outstanding at end of period        723,839          131,702
JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period       $  10.000(1)
Value at end of period             $  10.835
Number of accumulation units
 outstanding at end of period          7,772
JANUS ASPEN FLEXIBLE
INCOME PORTFOLIO
Value at beginning of period       $   9.886        $  10.000(7)
Value at end of period             $  12.094        $   9.886
Number of accumulation units
 outstanding at end of period         84,048           15,893
JANUS ASPEN GROWTH
PORTFOLIO
Value at beginning of period       $  10.000(1)
Value at end of period             $  10.870
Number of accumulation units
 outstanding at end of period         26,022
JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period       $  10.000(1)
Value at end of period             $  10.893
Number of accumulation units
 outstanding at end of period        227,582
PORTFOLIO PARTNERS
MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
MFS VALUE EQUITY
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS T.
ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

-----------------
(1) The initial accumulation unit value was established at $10.000 during August 1995, when the fund became available under the contract.
(2) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $12.991. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.
(3) The initial accumulation unit value was established at $10.000 on June 23, 1989, the date on which the fund commenced operations.

--------------------------------------------------------------------------------
(4) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $39.496. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.
(5) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $85.546. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.
(6) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $34.828. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.
(7) The initial accumulation unit value was established at $10.000 during October 1994, when the funds were first received in this option.
(8) Funds were first received in this option during November 1997.

--------------------------------------------------------------------------------
                                   TABLE II

                    FOR CONTRACTS CONTAINING LIMITS ON FEES
   (Selected data for accumulation units outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The condensed financial information presented below for each of the periods in the two-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

                                                                    1998                1997
                                                              ----------------   -----------------
AETNA ASCENT VP
Value at beginning of period                                     $  15.422          $  13.943(1)
Value at end of period                                           $  15.942          $  15.422
Number of accumulation
units outstanding at
end of period                                                       24,014             23,868
AETNA BALANCED VP, INC.
Value at beginning of period                                     $  19.016          $  16.898(1)
Value at end of period                                           $  22.015          $  19.016
Number of accumulation
units outstanding at
end of period                                                      452,764            477,504
AETNA BOND VP
Value at beginning of period                                     $  13.373          $  12.747(1)
Value at end of period                                           $  14.304          $  13.373
Number of accumulation units outstanding at end of period          452,992            489,431
AETNA CROSSROADS VP
Value at beginning of period                                     $  14.461          $  13.178(1)
Value at end of period                                           $  15.179          $  14.461
Number of accumulation units outstanding at end of period           10,769             10,798
AETNA GROWTH AND INCOME VP
Value at beginning of period                                     $  22.060          $  19.527(1)
Value at end of period                                           $  25.005          $  22.060
Number of accumulation units outstanding at end of period        3,821,349          4,106,796
AETNA LEGACY VP
Value at beginning of period                                     $  13.343          $  12.335(1)
Value at end of period                                           $  14.141          $  13.343
Number of accumulation units outstanding at end of period            1,958              2,254
AETNA MONEY MARKET VP
Value at beginning of period                                     $  11.930          $  11.654(1)
Value at end of period                                           $  12.425          $  11.930
Number of accumulation units outstanding at end of period          505,775            580,412
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                                     $  15.784          $  14.017(1)
Value at end of period                                           $  17.400          $  15.784
Number of accumulation units outstanding at end of period           13,539             35,342
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                                     $  13.904          $  12.498(1)
Value at end of period                                           $  19.155          $  13.904
Number of accumulation units outstanding at end of period           24,195              3,029
FIDELITY VIP II CONTRAFUND PORTFOLIO
Value at beginning of period                                     $  15.374          $  13.535(1)
Value at end of period                                           $  19.735          $  15.374
Number of accumulation units outstanding at end of period           14,618             13,675
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                                     $  15.410          $  13.806(1)
Value at end of period                                           $  20.433          $  15.410
Number of accumulation units outstanding at end of period           24,373             19,818
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                                     $  14.990          $  13.554(1)
Value at end of period                                           $  19.880          $  14.990
Number of accumulation units outstanding at end of period            6,712              2,819
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
Value at beginning of period                                     $  14.630(2)
Value at end of period                                           $  15.509
Number of accumulation units outstanding at end of period            5,158
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                                     $  15.414          $  13.985(1)
Value at end of period                                           $  20.651          $  15.414
Number of accumulation units outstanding at end of period            1,028                750
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                                     $  16.745          $  15.851(1)
Value at end of period                                           $  21.320          $  16.745
Number of accumulation units outstanding at end of period           45,971             44,433

--------------------------------------------------------------------------------

                                                                 1998            1997
                                                              ----------   ----------------
PORTFOLIO PARTNERS MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                                   $ 15.219       $  15.411(3)
Value at end of period                                         $ 19.489       $  15.219
Number of accumulation units outstanding at end of period        11,330          11,848
PORTFOLIO PARTNERS MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                                   $ 12.744       $  12.995(3)
Value at end of period                                         $ 15.481       $  12.744
Number of accumulation units outstanding at end of period       148,963         141,582
PORTFOLIO PARTNERS MFS VALUE EQUITY PORTFOLIO
Value at beginning of period                                   $ 21.343       $  21.038(3)
Value at end of period                                         $ 26.713       $  21.343
Number of accumulation units outstanding at end of period         9,947           8,563
PORTFOLIO PARTNERS SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                                   $ 17.903       $  17.682(3)
Value at end of period                                         $ 21.057       $  17.903
Number of accumulation units outstanding at end of period         5,245           3,986
PORTFOLIO PARTNERS T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Value at beginning of period                                   $ 14.400       $  14.112(3)
Value at end of period                                         $ 18.146       $  14.400
Number of accumulation units outstanding at end of period         4,730           3,310

-----------------
(1) Funds were first received in this option during June 1997.
(2) Funds were first received in this option during February 1998.
(3) Funds were first received in this option during November 1997.